SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 8, 2009
to Prospectus Dated August 18, 2008

On April 7, 2009, the Board of Directors of SBL Fund ("SBL Fund") approved certain changes to the Market Timing Policy and Procedures to accommodate investments by certain "funds of funds" within SBL Fund's group of investment companies. In light of these changes, the following information supplements the information in the Prospectus:

The section titled "Market Timing/Short-Term Trading" is amended substantially as follows:

Market Timing/Short-Term Trading  — Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares can disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

  the total dollar amount being transferred;
  the number of transfers made within the previous 12 months;
  transfers to and from (or from and to) the same Series;
  whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
  whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Fund reserves the right to consider transfers in lesser amounts to constitute round trips. For SBL Series E (U.S. Intermediate Bond Series) and SBL Series P (High Yield Series) only, the restriction on "round trip transfers" is waived for, and no restrictions are applied to, transfers, purchases and redemptions by certain qualified funds of funds within the Series' group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such qualified funds of funds or (2) in order to allow for inflows and outflows of investors in such qualified funds of funds, so long as the market timing policies and procedures of such qualified funds of funds (or the insurance companies which invest in the funds of funds) are consistent with the Series' objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by these qualified funds of funds in other Series.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies or qualified funds of funds (as discussed above) to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's or a qualified fund of fund's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series, the insurance companies nor the qualified funds of funds can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited, as well as certain qualified funds of funds within the Series' group of investment companies as discussed above.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

Please Retain This Supplement for Future Reference